Exhibit 99.2

                                  CERTIFICATION


         I, Paul V. Erwin, the Senior Vice President and Chief Financial Officer of Southern Connecticut Bancorp, Inc. (the "Company") certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii) the information contained in such Quarterly Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2002




                            By: /s/ Paul V. Erwin
                                  Paul V. Erwin
                                  Senior Vice President & Chief Financial
                                  Officer